Exhibit 10.5

WAIVER OF RIGHT OF FIRST REFUSAL

THIS SETTLEMENT AGREEMENT AND WAIVER OF RIGHT OF FIRST REFUSAL (this “Agreement”) is made and entered into this 22nd day of June, 2007, by and between Quantum Fuel Systems Technologies Worldwide Inc. (“Company”) and each of the undersigned investors (each hereinafter named “Investor” and collectively “Investors”).

WHEREAS, Company and Investors are parties to a certain Securities Purchase Agreement dated October 27, 2006 (“Securities Purchase Agreement”);

WHEREAS, pursuant to Section 9.6 of the Securities Purchase Agreement, each Investor has a right of first refusal (“Right of First Refusal”) to participate in certain offerings by Company of its common stock and common stock equivalents (“Subsequent Placements”);

WHEREAS, Company now desires to consummate a private placement transaction (“Private Placement”) under which it will sell and issue shares of its common stock and warrants to acquire common stock pursuant to the Securities Purchase Agreement dated June 22, 2007 attached as Exhibit “A” hereto (the “2007 Securities Purchase Agreement”);

WHEREAS, Company acknowledges that the Private Placement is a Subsequent Placement pursuant to the Securities Purchase Agreement;

WHEREAS, to comply with applicable NASDAQ Marketplace Rules, Company has requested that each Investor waives its Right of First Refusal; and

WHEREAS, subject to the terms and conditions of this Agreement, each Investor has agreed to waive its Right of First Refusal only with respect to the Private Placement on the terms set forth in the 2007 Securities Purchase Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Waiver of Right of First Refusal. Investors hereby agree to waive their rights under Section 9.6(b) of the Securities Purchase Agreement only with respect to the Private Placement on the terms set forth in the 2007 Securities Purchase Agreement. By executing this Agreement and accepting the consideration (as set forth below in Section 2 below), upon completion of the Private Placement pursuant to the 2007 Securities Purchase Agreement each Investor agrees for itself and each of its affiliates not to sue, assert any claim or make any demand against Company alleging a breach or default by Company of Section 9.6(b) in respect of the Private Placement.

2. Consideration to be Paid by Company. At the closing of the Private Placement, Company shall issue to each Investor in accordance with Schedule 1 attached hereto, a warrant, in the form attached hereto as Exhibit “B” (“Warrants”), to purchase up to that number of shares of common stock (“Warrant Shares”), $.001 par value, of the Company set forth opposite such Investor’s name on Schedule 1 attached hereto, at an exercise price equal to $2.09. Company agrees to include the Warrant Shares in the registration statement required to be filed in connection with the Private Placement pursuant to the 2007 Securities Purchase Agreement.

3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, administrators, legal representatives, and assigns of the parties.

4. Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by Company and each Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

5. Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. COMPANY AND INVESTORS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY COMPANY OR ANY INVESTOR HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY INVESTOR, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE

THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND INVESTORS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

[Signature on following page]

[Signature Page to Waiver]

COMPANY:		INVESTORS:

Quantum Fuel Systems Technologies Worldwide, Inc.		Iroquois Master Fund Ltd

By:		By:
Brian Olson
Its:	Chief Financial Officer	Its:

Highbridge International, LLC

By:

Its:

Hudson Bay Fund LP Hudson Bay Overseas Fund Ltd

By:

Its:

Otago Partners, LLC

By:

Its:

Rockmore Investment Master Fund Ltd.

By:

Its:

Special Situations Fund III QP, LP Special Situations Cayman Fund Special Situations Fund III, LP Special Situations Technology Fund II, LP Special Situations Technology Fund

By:

Its:

SCHEDULE 1

ALLOCATION OF WARRANT SHARES